General Municipal
      Bond Fund, Inc.

      ANNUAL REPORT February 28, 2002


The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            18   Financial Highlights

                            19   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                            26   Board Members Information

                            28   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                              General Municipal Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for General Municipal Bond Fund, Inc., covering the 12-month period from March 1, 2001 through February 28, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

Municipal bonds generally posted competitive returns during a reporting period in which terrorists attacked the United States, major corporations came under fire for accounting irregularities, Argentina defaulted on its sovereign debt and one of America's longest periods of economic expansion came to an end. In this challenging environment, municipal bonds benefited from the Federal Reserve Board's efforts to reinvigorate an ailing economy, which drove short-term interest rates to their lowest levels in 40 years, and increased demand from investors seeking investment alternatives to a volatile stock market.

The importance of diversification was underscored by the municipal bond market's strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, market conditions during the reporting period affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

With municipal bond yields currently at historically low levels, a repeat of the
reporting   period's   municipal  bond  market  performance  seems  unlikely.
Nonetheless, investment opportunities may abound. Signs of economic recovery have emerged and the equity market has recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

March 15, 2002


2

DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did General Municipal Bond Fund, Inc. perform relative to its benchmark?

For the 12-month period ended February 28, 2002, the fund achieved a total return of 4.14% .(1) The Lehman Brothers Municipal Bond Index, the fund's
benchmark,   achieved   a  total  return  of  6.84%  for  the  same  period.(2)
Additionally, the fund is reported in the Lipper General Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 5.66%.(3)

Municipal bond prices were generally driven higher -- and yields lower -- by falling interest rates and robust investor demand in a weakening economy. The fund produced lower returns than its benchmark and peer group because of the lagging performance of certain tax-exempt corporate bonds that were hard-hit by the effects of the September 11 terrorist attacks, particularly those issued on behalf of airlines. In recent weeks, the valuations of airline debt have begun to improve.

What is the fund's investment approach?

Our goal is to maximize income exempt from federal income tax to the extent consistent with the preservation of capital.

We begin by evaluating supply-and-demand factors within the municipal bond marketplace. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, the creditworthiness of its issuer, insurance and any provisions for early redemption. Under most circumstances, we look for high yielding bonds that cannot be redeemed by their issuers within the next 10 years and that are selling at a discount to their face values.

While we generally do not attempt to predict changes in interest rates, we may tactically manage the fund's average duration -- a measure of sensitivity to
changes   in   interest   rates  --  in  anticipation  of  temporary

                                                                      The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

supply-and-demand changes. If we expect the supply of newly issued bonds to increase, for example, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we try to maintain a neutral average duration that is consistent with that of other municipal bond funds.

What other factors influenced the fund's performance?

The fund benefited from lower interest rates and a generally weakening economy during the reporting period. In this environment, the Federal Reserve Board (the "Fed"`) attempted to stimulate renewed economic growth by reducing short-term interest rates nine times, to their lowest level in 40 years. The Fed might have achieved its goal in 2001 had it not been for the September 11 terrorist attacks, which pushed the U.S. economy into recession. As a result of these influences, yields on municipal bonds steadily declined, causing their prices to rise. Municipal bond prices were also supported by surging demand from individual investors seeking a relatively stable alternative to a volatile stock market.

Throughout the reporting period, we continued our attempts to improve the fund's overall credit quality and reduce its average duration, a measure of sensitivity to changing interest rates. These efforts generally proved successful. As of the reporting period's end, the fund's average duration had been shortened to under eight years. In addition, the reporting period ended with more than 77% of the fund's holdings rated single-A or better. We also substantially reduced the fund's holdings of bonds whose income is potentially subject to the alternative minimum tax.

When buying new securities, we primarily focused on highly rated or insured bonds with relatively strong income characteristics.(4) Typically, these bonds were purchased either at par or at modest premiums to the prices they will command when redeemed early -- or called -- by their issuers. We believe that these bonds will hold more of their value if the economy improves and interest rates rise.

4

We also identified income-oriented opportunities in municipal bonds backed by various states' settlements of litigation with U.S. tobacco companies. These bonds ranked among the fund's top performing securities for the reporting period.

What is the fund's current strategy?

We have continued to move the fund to a more conservative posture by gradually reducing its average duration and improving overall credit quality. Although credit problems among some corporate holdings hurt performance, we are hopeful that the affected bonds will recover as the economy improves and their issuers' problems ease. Indeed, with interest rates at their lowest levels in many years and after the municipal bond market's strong 2001 rally, we believe that a relatively defensive stance is currently the best way to achieve the fund's income-oriented investment objectives. Of course, we are prepared to change our strategy and the fund's composition as market conditions evolve.

March 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. HOWEVER, THE BONDS IN THE INDEX GENERALLY ARE NOT INSURED. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(4) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO'S SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund 5

FUND PERFORMANCE

Exhibit A

Comparison of change in value of $10,000 investment in General Municipal Bond Fund, Inc. and the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 2/28/02

                          1 Year             5 Years          10 Years
-------------------------------------------------------------------------------

FUND                       4.14%              4.51%             5.73%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN GENERAL MUNICIPAL BOND FUND, INC. ON 2/29/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES, WHICH CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

6

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STATEMENT OF INVESTMENTS

February 28, 2002

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.9%                                                        Amount ($)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ALASKA--1.2%

Valdez, Marine Terminal Revenue

   (BP Pipeline Inc. Project) 5.50%, 10/1/2028                                                5,000,000                5,007,600

ARIZONA--.7%

Glendale Industrial Development Authority

   (Midwestern University) 5.875%, 5/15/2031                                                  1,000,000                1,019,900

Scottsdale Industrial Development Authority, HR

   (Scottsdale Healthcare) 5.80%, 12/1/2031                                                   2,000,000                2,005,040

CALIFORNIA--4.3%

California Pollution Control Financing Authority, PCR

  (San Diego Gas and Electric Co.)

   10.143%, 6/1/2014 (Insured; MBIA)                                                          6,355,000  (a,b)         8,440,965

San Joaquin Hills Transportation Corridor, Toll Road Revenue:

   Zero Coupon, 1/15/2026 (Insured; MBIA)                                                     6,000,000                1,625,160

   Zero Coupon, 1/15/2031 (Insured; MBIA)                                                    24,000,000                4,876,320

   Zero Coupon, 1/15/2032 (Insured; MBIA)                                                    13,690,000                2,632,176

COLORADO--7.6%

Broomfield City and County, COP, Open Space Park

  and Recreation Facilities

   5.50%, 12/1/2020 (Insured; AMBAC)                                                          1,000,000                1,049,860

Colorado Educational and Cultural Facilities Authority,

  LR (Community Colleges of Colorado Project)

   5.50%, 12/1/2021 (Insured; AMBAC)                                                          1,100,000                1,157,156

Colorado Housing Finance Authority, Single Family Program

   7.15%, 10/1/2030 (Insured; FHA)                                                            1,040,000                1,167,182

E-470 Public Highway Authority, Revenue:

   Zero Coupon, 9/1/2022 (Insured; MBIA)                                                     10,900,000                3,611,170

   5.75%, 9/1/2035 (Insured; MBIA)                                                            5,500,000                5,886,925

Denver City and County, Airport System Revenue:

   7.25%, 11/15/2012                                                                          4,065,000                4,244,998

   7.25%, 11/15/2012 (Prerefunded 11/15/2002)                                                 1,035,000  (c)           1,096,044

   7.25%, 11/15/2023                                                                          3,985,000                4,179,030

   7.25%, 11/15/2023 (Prerefunded 11/15/2002)                                                 1,200,000  (c)           1,270,776

Lakewood, MFHR, Mortgage

   6.70%, 10/1/2036 (Insured; FHA)                                                            5,000,000                5,224,050

Northwest Parkway Public Highway Authority, Revenue

   7.125%, 6/15/2041                                                                          2,500,000                2,563,975

CONNECTICUT--.9%

Connecticut State Development Authority, PCR

   (Connecticut Light and Power) 5.95%, 9/1/2028                                              3,500,000                3,557,505

                                                                                                     The Fund 7

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA--2.6%

District of Columbia Tobacco Settlement Financing

   Corp., Asset Backed 6.75%, 5/15/2040                                                      10,000,000               10,711,400

FLORIDA--.9%

Jacksonville Electric Authority, Revenue

   5.50%, 10/1/2030                                                                           3,385,000                3,440,412

GEORGIA-- 1.6%

Atlanta and Fulton County Recreation Authority, Revenue

  (Downtown Arena Public Improvement)

   5.375%, 12/1/2026 (Insured; MBIA)                                                          2,180,000                2,225,758

College Park Business and Industrial Development

  Authority, Revenue (Civic Center)

   5.75%, 9/1/2026 (Insured; AMBAC)                                                           4,250,000                4,585,622

ILLINOIS--4.0%

City of Chicago Board of Education, School Reform

   Zero Coupon, 12/1/2026 (Insured; FGIC)                                                    20,000,000                5,083,000

City of Chicago, Sales Tax Revenue

   5.375%, 1/1/2030 (Insured; FGIC)                                                           3,200,000                3,246,752

Illinois Development Finance Authority, Revenue

  (Midwestern University):

      6%, 5/15/2026                                                                           1,000,000                1,011,310

      6%, 5/15/2031                                                                           1,000,000                1,008,860

Illinois Health Facilities Authority, Health Hospital and Nursing

  Home Revenue (Residential Centers Inc.)

   8.50%, 8/15/2016                                                                           5,185,000                5,323,699

Village of Romeoville 8.375%, 1/1/2010                                                          630,000                  659,837

INDIANA--.1%

Indiana State Development Finance Authority, Revenue

   (Inland Steel Facilities) 5.75%, 10/1/2011                                                 4,000,000                  560,480

KENTUCKY--3.9%

City of Mount Sterling, Revenue (Kentucky League of Cities

   Funding Trust Lease Program) 6.10%, 3/1/2018                                               5,500,000                6,164,345

Kenton County Airport Board, Airport Revenue

   (Delta Airlines Project) 6.125%, 2/1/2022                                                  3,160,000                2,803,236

Pendleton County, Multi-County Lease Revenue (Kentucky

  Association of Counties Leasing Trust Program)

   6.40%, 3/1/2019                                                                            6,000,000                6,883,680

LOUISIANA--2.6%

Louisiana Public Facilities Authority, HR (Louisiana Association

  of Independent Colleges and Universities Facilities

   Loan Program) 7%, 12/1/2017 (Prerefunded 12/1/2002)                                        6,195,000  (c)           6,573,019

8
                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

LOUISIANA (CONTINUED)

Parish of Saint James, SWDR (Freeport-McMoRan Partnership

   Project) 7.70%, 10/1/2022                                                                  4,140,000                4,047,761

MARYLAND--2.9%

Maryland Community Development Administration Department

   of Community Development 11.133% 4/1/2026                                                  4,040,000  (a,b)         4,438,344

Maryland Health and Higher Educational Facilities Authority,

  Revenue (University of Maryland Medical Systems)

   5.75%, 7/1/2017                                                                            3,000,000                3,124,380

Montgomery County Housing Opportunities Commission,

   MFMR 7.375%, 7/1/2032                                                                        965,000                  982,679

Pontiac Tax Increment Finance Authority, Revenue

   (Development Area Number 3) 6.25%, 6/1/2022                                                3,250,000                3,229,330

MASSACHUSETTS--.7%

Massachusetts Development Finance Agency, College and

   University Revenue (Boston University) 6%, 5/15/2059                                       2,500,000                2,674,375

MICHIGAN--12.3%

Michigan Building Authority, Revenue

   7.87%, 10/15/2017                                                                          5,000,000  (a,b)         5,593,500

Dearborn Economic Development Corp., HR

  (Oakwood Obligated Group)

   5.875%, 11/15/2025 (Insured; FGIC)                                                         4,950,000                5,153,791

Dickinson County Healthcare Systems, HR

   5.80%, 11/1/2024 (Insured; ACA)                                                            5,000,000                5,034,500

Michigan Hospital Finance Authority, HR

  (Genesys Health System):

      8.10%, 10/1/2013 (Prerefunded 10/1/2005)                                                2,000,000  (c)           2,401,360

      8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                               4,910,000  (c)           5,899,316

      7.50%, 10/1/2027 (Prerefunded 10/1/2005)                                                8,000,000  (c)           9,301,280

Michigan Strategic Fund, SWDR (Genesee Power Station

   Project) 7.50%, 1/1/2021                                                                   6,900,000                6,723,498

Romulus Economic Development Corp., Economic Development

  Revenue (HIR Limited Partnership Project)

   7%, 11/1/2015 (Surety Bond; ITT Lyndon Property Co. Inc.)                                  5,000,000                6,118,700

Wayne Charter County, Special Airport Facilities Revenue

   (Northwest Airlines Inc.) 6.75%, 12/1/2015                                                 5,505,000                4,548,947

MINNESOTA--2.4%

Chaska, Electric Revenue 6%, 10/1/2025                                                        2,000,000                2,093,400

Minneapolis and Saint Paul Metropolitan Airports Commission

  Special Facilities Revenue (Northwest Airlines)

   7%, 4/1/2025                                                                               1,700,000                1,372,886

                                                                                                     The Fund 9

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
----------------------------------------------------------------------------------------------------------------------------------

MINNESOTA (CONTINUED)

Minnesota Housing Finance Agency, SFMR:

   5.95%, 1/1/2017                                                                            2,520,000                2,651,267

   6%, 1/1/2021                                                                               1,885,000                1,967,205

Northfield, HR 6%, 11/1/2026                                                                  2,000,000                1,976,960

MISSOURI--1.9%

Missouri State Housing Development Commission, SFMR

   6.30%, 9/1/2025 (Guaranteed; GNMA, FNMA)                                                   1,360,000                1,433,535

Saint Louis Industrial Development Authority, Revenue

  (Saint Louis Convention Center)

   7.20%, 12/15/2028                                                                          6,000,000                6,278,760

NEBRASKA--.5%

Douglas County 5%, 12/15/2017                                                                 2,115,000                2,156,327

NEW HAMPSHIRE--.4%

New Hampshire Housing Finance Authority,

  Single Family Residential Mortgage:

      7.75%, 7/1/2023                                                                           415,000                  424,147

      7.70%, 7/1/2029                                                                         1,400,000                1,401,932

NEW YORK--6.7%

Monroe Tobacco Asset Securitization Corp., Tobacco

  Settlement Asset Backed Bonds

   6.625%, 6/1/2042                                                                           3,000,000                3,304,440

New York State Dormitory Authority, Revenue

  (State University Educational Facilities):

      7.50%, 5/15/2013                                                                        2,500,000                3,199,200

      5.50%, 5/15/2026                                                                       10,000,000               10,271,500

Triborough Bridge and Tunnel Authority, Highway Toll

   Revenues 5.50%, 1/1/2017 (Insured; MBIA)                                                  10,000,000               11,079,300

NORTH CAROLINA--3.3%

Charlotte, Special Facilities, Airport and Marina

  Revenue (Charlotte--Douglas International Airport)

   5.60%, 7/1/2027                                                                            9,480,000                4,313,590

North Carolina Eastern Municipal Power Agency, Power

   System Revenue 6.75%, 1/1/2026 (Insured; ACA)                                              5,000,000                5,451,000

North Carolina Medical Care Commission, Revenue

  (North Carolina Housing Foundation Inc.):

      6.45%, 8/15/2020 (Insured; ACA)                                                         1,000,000                1,074,550

      6.625%, 8/15/2030 (Insured; ACA)                                                        2,565,000                2,772,047

10

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
--------------------------------------------------------------------------------------------------------------------------------

NORTH DAKOTA--.9%

North Dakota Housing Finance Agency, SFMR:

   7.30%, 7/1/2024                                                                            1,945,000                1,968,885

   7.75%, 7/1/2024 (Insured; MBIA)                                                            1,900,000                1,921,641

OHIO--6.9%

Cleveland-Cuyahoga County Port Authority, Revenue

   7.35%, 12/1/2031                                                                           3,000,000                3,031,260

Cuyahoga County, HR (Metrohealth Systems Project)

   6.15%, 2/15/2029                                                                           3,115,000                3,202,781

Hamilton County, Sales Tax

   Zero Coupon, 12/1/2025 (Insured; AMBAC)                                                   17,765,000                5,044,194

Ohio Housing Finance Agency, Residential Mortgage

  Revenue (Mortgage Backed Securities Program)

   6.25%, 9/1/2020 (Guaranteed; GNMA)                                                         4,950,000                5,250,712

Ohio Water Development Authority, Pollution Control Facilities

   Revenue (Cleveland Electric) 6.10%, 8/1/2020                                               8,400,000                8,544,732

Rickenbacker Port Authority, Capital Funding Revenue

   5.375%, 1/1/2032                                                                           3,500,000                3,491,985

OKLAHOMA--1.7%

McGee Creek Authority, Water Revenue

   6%, 1/1/2013 (Insured; MBIA)                                                               6,025,000                6,924,472

OREGON--.9%

Portland, Sewer System Revenue

   5.75%, 8/1/2019 (Insured; FGIC)                                                            3,500,000                3,764,460

PENNSYLVANIA--5.1%

Allegheny County Sanitation Authority, Sewer Revenue

   5.375%, 12/1/2024 (Insured; MBIA)                                                         13,700,000               14,021,539

Butler County Industrial Development Authority,

  Health Care Facilities Revenue

  (Saint John's Care Center)

   5.85%, 4/20/2036 (Guaranteed; GNMA)                                                        4,210,000                4,350,025

Pennsylvania Higher Educational Facilities Authority,

   Revenue 5.625%, 6/15/2019 (Insured; AMBAC)                                                 2,605,000                2,652,437

RHODE ISLAND--.1%

Rhode Island Housing and Mortgage Finance Corp.

   (Homeownership E-1) 7.55%, 10/1/2022                                                         355,000                  362,615

                                                                                                     The Fund 11

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

SOUTH CAROLINA--2.0%

Tobacco Settlement Revenue Management Authority,

   Tobacco Settlement Revenue 6.375%, 5/15/2028                                               8,050,000                8,336,177

TEXAS--9.2%

Alliance Airport Authority Inc., Special Facilities Revenue

  (American Airlines Inc. Project)

   7%, 12/1/2011 (Guaranteed; AMR Corp.)                                                     10,000,000                9,127,800

Austin Convention Enterprises Inc., Convention Center:

   6.70%, 1/1/2028                                                                            5,000,000                5,069,250

   Trust Certificates 5.75%, 1/1/2032                                                         5,000,000                5,091,450

Brazos River Authority, PCR (TXU Energy Co.)

   5.75%, 5/1/2036                                                                            7,000,000                7,092,610

Houston, Airport System Revenue

  Special Facilities (Continental Airlines Project):

      5.70%, 7/15/2029                                                                        2,075,000                1,449,719

      6.75%, 7/1/2029                                                                         5,000,000                4,089,000

Tomball Hospital Authority, Health Hospital and Nursing Home

   Revenue (Tomball Regional Hospital) 6%, 7/1/2025                                           3,200,000                3,083,104

Wichita Falls, Water and Sewer Revenue

   5.375%, 8/1/2024 (Insured; AMBAC)                                                          3,000,000                3,059,880

UTAH--1.0%

Carbon County, SWDR (Sunnyside Cogeneration Project):

   7.10%, 8/15/2023                                                                           3,800,000                3,918,864

   Zero Coupon, 8/15/2024                                                                     1,235,000                  319,939

WASHINGTON--6.0%

Chelan County Public Utility District Number 001, Consolidated

   Revenue (Chelan Hydroelectric) 7.50%, 7/1/2011                                             5,655,000                6,087,042

Energy Northwest, Electric Revenue (Project Number 1):

   9.52%, 7/1/2017 (Insured; MBIA)                                                            2,500,000  (a,b)         2,927,900

   9.52%, 7/1/2018 (Insured; MBIA)                                                            2,500,000                2,889,650

Washington Public Power Supply System, Revenue (Nuclear

   Project Number 3) 7.125%, 7/1/2016 (Insured; MBIA)                                        10,425,000               12,965,572

WEST VIRGINIA--.6%

State of West Virginia, Road

   5.75%, 6/1/2025 (Insured; MBIA)                                                            2,500,000                2,668,900

12

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

WYOMING--1.0%

Wyoming Community Development Authority, Housing Revenue

   6.25%, 6/1/2027                                                                            1,520,000                1,579,250

Wyoming Student Loan Corp., Student Loan Revenue

   6.25%, 6/1/2029                                                                            2,500,000                2,630,650

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $390,098,926)                                                                                               400,309,544
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--1.6%
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA--1.6%

Dade County Industrial Development Authority, Exempt Facilities

  Revenue, VRDN (Florida Power and Light Co.) 1.30%

   (cost $6,500,000)                                                                          6,500,000  (d)           6,500,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $396,598,926)                                                                            98.5%              406,809,544

CASH AND RECEIVABLES (NET)                                                                         1.5%                6,296,741

NET ASSETS                                                                                       100.0%              413,106,285

                                                                    The Fund 13

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

ACA                       American Capital Access                HR                        Hospital Revenue

AMBAC                     American Municipal Bond                LR                        Lease Revenue
                             Assurance Corporation
                                                                 MBIA                      Municipal Bond Investors
COP                       Certificate of Participation                                        Assurance Insurance
                                                                                              Corporation
FGIC                      Financial Guaranty Insurance
                             Company                             MFHR                      Multi-Family Housing Revenue

FHA                       Federal Housing Administration         MFMR                      Multi-Family Mortgage Revenue

FNMA                      Federal National Mortgage              PCR                       Pollution Control Revenue
                             Association
                                                                 SFMR                      Single-Family Mortgage Revenue
GNMA                      Government National Mortgage
                             Association                         SWDR                      Solid Waste Disposal Revenue

                                                                 VRDN                      Variable Rate Demand Notes



Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              37.8

AA                               Aa                              AA                                               18.2

A                                A                               A                                                19.8

BBB                              Baa                             BBB                                               9.4

BB                               Ba                              BB                                                5.0

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                     9.8

                                                                                                                 100.0%

(A)   INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
      PERIODICALLY.

(B)   SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
      OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
      REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT FEBRUARY 28,
      2002, THESE SECURITIES AMOUNTED TO $21,400,709 OR 5.2% OF NET ASSETS.

(C)   BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
      SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
      INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
      EARLIEST REFUNDING DATE.

(D)   SECURITIES PAYABLE ON DEMAND. VARIABLE RATE INTEREST--SUBJECT TO PERIODIC
      CHANGE.

(E)   SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
      HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
      RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

14

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2002

                                                             Cost        Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           396,598,926   406,809,544

Interest receivable                                                   6,220,877

Receivable for investment securities sold                             1,356,504

Prepaid expenses                                                         11,887

                                                                    414,398,812
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           276,118

Cash overdraft due to Custodian                                         875,577

Accrued expenses                                                        140,832

                                                                      1,292,527
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      413,106,285
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     422,005,690

Accumulated undistributed investment income--net                        439,740

Accumulated net realized gain (loss) on investments                 (19,549,763)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                     10,210,618
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      413,106,285
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(150 million shares of $.001 par value Common Stock authorized)      30,531,445

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   13.53

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 15

STATEMENT OF OPERATIONS

Year Ended February 28, 2002

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     25,840,894

EXPENSES:

Management fee--Note 3(a)                                            2,307,987

Shareholder servicing costs--Note 3(b)                               1,113,917

Professional fees                                                       51,797

Custodian fees                                                          46,671

Registration fees                                                       24,286

Prospectus and shareholders' reports--Note 3(b)                         12,373

Loan commitment fees--Note 2                                             5,659

Directors' fees and expenses--Note 3(c)                                  4,699

Miscellaneous                                                           20,496

TOTAL EXPENSES                                                       3,587,885

INVESTMENT INCOME--NET                                              22,253,009
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                415,527

Net unrealized appreciation (depreciation) on investments           (5,471,468)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (5,055,941)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                17,197,068

SEE NOTES TO FINANCIAL STATEMENTS.

16

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended February 28,
                                             -----------------------------------

                                                     2002               2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         22,253,009          23,319,191

Net realized gain (loss) on investments           415,527          (1,655,452)

Net unrealized appreciation (depreciation)
   on investments                              (5,471,468)         22,865,226

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   17,197,068          44,528,965
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                       (21,952,239)         (23,319,191)

Net realized gain on investments                 (40,136)                 --

TOTAL DIVIDENDS                              (21,992,375)         (23,319,191)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  83,326,997          36,182,992

Dividends reinvested                           15,069,326          15,994,413

Cost of shares redeemed                      (106,562,155)        (86,146,836)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  (8,165,832)        (33,969,431)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (12,961,139)        (12,759,657)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           426,067,424          438,827,081

END OF PERIOD                                 413,106,285          426,067,424

Undistributed investment income--net              439,740                  --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     6,081,975            2,703,143

Shares issued for dividends reinvested          1,106,422            1,195,158

Shares redeemed                                (7,788,628)          (6,453,998)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (600,231)          (2,555,697)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 17

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                          Fiscal Year Ended February,
                                                               ---------------------------------------------------------------------

                                                               2002(a)          2001           2000           1999            1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.69           13.03          14.57          14.95           14.53

Investment Operations:

Investment income--net                                            .72(b)          .73            .73            .74             .77

Net realized and unrealized
   gain (loss) on investments                                    (.17)            .66          (1.42)          (.09)            .44

Total from Investment Operations                                  .55            1.39           (.69)           .65            1.21

Distributions:

Dividends from investment income--net                            (.71)           (.73)          (.73)          (.74)           (.77)

Dividends from net realized gain
   on investments                                                (.00)(c)          --           (.12)          (.29)           (.02)

Total Distributions                                              (.71)           (.73)          (.85)         (1.03)           (.79)

Net asset value, end of period                                  13.53           13.69          13.03          14.57           14.95
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 4.14           10.92          (4.81)          4.47            8.52
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .86             .87            .87            .86             .87

Ratio of net investment income
   to average net assets                                         5.30            5.44           5.29           5.04            5.23

Portfolio Turnover Rate                                         56.87           43.00          47.10          99.51           91.37
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         413,106         426,067        438,827        575,213         653,515

(A)   AS REQUIRED, EFFECTIVE MARCH 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
      OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT( )COMPANIES AND
      BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT
      SECURITES ON A DAILY BASIS.( )THE EFFECT OF THIS( )CHANGE FOR THE PERIOD
      ENDED FEBRUARY 28, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE BY
      $.01, DECREASE NET REALIZED AND( )UNREALIZED GAIN (LOSS) ON INVESTMENTS
      PER SHARE BY $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO
      AVERAGE NET( )ASSETS FROM 5.23% TO 5.30%.( )PER SHARE DATA AND
      RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO MARCH 1, 2001 HAVE NOT BEEN
      RESTATED( )TO REFLECT THIS CHANGE IN PRESENTATION.

(B)   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)   AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

General Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the
public    without    a    sales    charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the
national    securities    mar-
                                                                    The Fund 19

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ket on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $10,960 during the period ended February 28, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

At February 28, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $26,600, accumulated capital losses $18,912,822 and unrealized appreciation $10,205,629. In addition, the fund had $455,545 of capital losses real-

20

ized after October 31, 2001 which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital losses are available to be applied against future net securities profits, if any, realized subsequent to February 28, 2002. If not applied, $11,286,399 of the carryover expires in fiscal 2008 and $7,626,423 expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal periods ended February 28, 2002 and February 28, 2001 were as follows: ordinary income $40,136 and $0 and tax exempt income $21,952,239 and $23,319,191, respectively.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1/2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended February 28, 2002, there was no expense reimbursement pursuant to the Agreement.

                                                             The Fund 21

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(B) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund's shares, servicing shareholder accounts and for advertising and marketing relating to the fund. The Plan provides for payments to be made at an annual aggregate rate of .20 of 1% of the value of the fund's average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institution or other industry professional) under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund's average daily net assets for any full fiscal year. During the period ended February 28, 2002, the fund was charged $842,267 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2002, the fund was charged $184,366 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A .10% redemption fee is charged and retained by the fund on shares redeemed
within    thirty    days    following    the    date    of    issuance,

22

including redemptions made through the use of the fund's exchange privilege. During the period ended February 28, 2002, redemption fees charged and retained by the fund amounted to $35,042.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2002, amounted to $233,031,891 and $243,736,539, respectively.

At February 28, 2002, accumulated net unrealized appreciation on investments was
$10,210,618,   consisting  of  $22,655,400  gross  unrealized  appreciation  and
$12,444,782 gross unrealized depreciation.

At February 28, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Change in Accounting Principle:

As required, effective March 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to March 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $138,970 increase in accumulated undistributed investment income-net and a corresponding $138,970 decrease in accumulated net unrealized appreciation (depreciation) , based on securities held by the fund on February 28, 2001.

The effect of this change for the year ended February 28, 2002 was to increase net investment income by $300,770, decrease net unrealized appreciation (depreciation) by $32,266 and decrease net realized gains (losses) by $268,504. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

                                                             The Fund 23

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

General Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of General Municipal Bond Fund, Inc., including the statement of investments, as of February 28, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General Municipal Bond Fund, Inc. at February 28, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


                                        [ERNST & YOUNG LLP SIGNATURE LOGO]
New York, New York

April 5, 2002

24

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended February 28, 2002 as "exempt-interest dividends" (not generally subject to regular Federal income tax).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.

                                                             The Fund 25

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board of various funds in the Dreyfus Family of Funds

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association

* Plan Vista Corporation (formerly HealthPlan Services Corporation), a provider of marketing, administrative and risk management services to health and other benefit programs

* Carlyle Industries, Inc., button packager and distributor

* Century Business Services, Inc., a provider of various outsourcing functions for small and medium size companies

* The Newark Group, a privately held company providing a national network of paper recovery facilities, paperboard mills and paperboard converting plants

* QuikCAT.com, Inc., a private company engaged in the development of high speed movement, routing, storage and encryption of data across all modes of data transport

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                                --------------

Clifford L. Alexander (68)

Board Member (1983)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

* Chairman of the Board of Moody's Corporation (October 2000--Present)

* Chairman of the Board and Chief Executive Officer (October 1999-September
2000) and Director (February 1993-September 1999) of The Dun and Bradstreet Corporation

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* American Home Products Corporation, a global leader in pharmaceuticals, consumer healthcare products and animal health products

* IMS Health, a service provider of marketing information and information technology

* Mutual of America Life Insurance Company

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 49

26

Peggy C. Davis (58)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Shad Professor of Law, New York University School of Law (1983-present)

* She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

Ernest Kafka (69)

Board Member (1983)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician engaged in private practice specializing in psychoanalysis of adults and adolescents (1962-present)

* Instructor at the New York Psychoanalytic Institute (1981-present)

* Associate Clinical Professor of Psychiatry at Cornell Medical School
(1987-2002)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

Nathan Leventhal (58)

Board Member (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Avery-Fisher Artist Program (November 1997--Present)

* President of Lincoln Center for the Performing Arts, Inc (March 1984--December
2000)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

SAUL B. KLAMAN, EMERITUS BOARD MEMBER

                                                             The Fund 27

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 92 investment companies (comprised of 183 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 55 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 39 years old, and has been an employee of the Manager since February 1984.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of the Manager,
and an officer of 30 investment companies (comprising 59 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since August 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.

28

                                                           For More Information

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                        The Dreyfus Corporation
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                        The Bank of New York
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                        Boston, MA 02205-8501

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                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

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(c) 2002 Dreyfus Service Corporation                                  106AR0202